UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2009

                             Oneida Financial Corp.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

          Federal                      000-25101                16-1561678
-----------------------------     ---------------------    -------------------
(State or other jurisdiction)      (SEC File Number)         (IRS Employer
      of incorporation)                                     Identification No.)


   182 Main Street, Oneida, New York                           13421-1676
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)

      Registrant's telephone number, including area code: (315) 363-2000

                  182 Main Street, Oneida, New York 13421-1676
                  --------------------------------------------
                    (Address of principal executive offices)
                    ----------------------------------------

                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8            Other Events
                  ------------

                  Oneida Financial Corp. declared a cash dividend of $0.24 per share on the Company's common stock for the six month period ended December 31, 2008. The dividend is payable to shareholders of record as of January 27, 2009 and will be paid on February 10, 2009.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      Oneida Financial Corp.



DATE:  January 14, 2009               By:  /s/ Michael Kallet
                                           -------------------------------------
                                           Michael R. Kallet
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

99.1    News release dated January 14, 2009 announcing the semi-annual dividend.